AMENDMENT 1

TO

MEMORANDUM OF AGREEMENT

between

THE BOEING COMPANY

and

Spirit AeroSystems, Inc.

737 Production Rate Advance

MOA-65C00-9900

THIS AMENDMENT 1 (Amendment) to MEMORANDUM OF AGREEMENT (“MOA”), is entered into as of June 20, 2024 between Spirit AeroSystems, Inc. (“Seller”), and The Boeing Company, a Delaware Corporation (Boeing). Boeing and Seller sometimes are referred to herein individually as a “Party” and collectively as the “Parties.

RECITALS

A.The Parties entered into MOA number MOA-65C00-9900 on April 18, 2024 (MOA).

B.The Parties have been in discussions regarding, among other things, the 737 Master Schedule and finished goods inventory.

C.All capitalized terms used but not defined in this Amendment have the same meaning as in the MOA.

D.The Parties wish to amend the MOA as set forth herein.

1.Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.1Article 4 “Advances” of the MOA is hereby deleted in its entirety and replaced with the following:

Subject to the satisfaction of the Conditions (as defined below), Boeing will pay to Seller, via wire transfer as an advance payment of amounts due to be paid pursuant to the Contracts, a total of $465,000,000, payable as follows: no later than April 18, 2024, the fixed sum of $275,000,000; no later than April 29, 2024, the fixed sum of $50,000,000; no later than May

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6, 2024, the fixed sum of $100,000,000; and no later than June 21, 2024, the fixed sum of $40,000,000 (each date an “Advance Date,” each amount an “Advance,” and collectively, the “Advances”).

1.2Article 5 “Repayment” of the MOA is hereby deleted in its entirety and replaced with the following:

Seller will repay the Advances to Boeing, via wire transfer of immediately available funds, in accordance with the following payment schedule: $89,500,000 to Boeing on July 17, 2024; $40,000,000 to Boeing on July 21, 2024 or such earlier date as the parties may agree in writing; $150,600,000 to Boeing on August 14, 2024; $134,300,000 to Boeing on September 18, 2024; and $50,600,000 on October 16, 2024 (each such date, a “Repayment Date”).

2.Miscellaneous.

2.1. All other provisions of the MOA remain unchanged and in full force and effect.

2.2. Boeing may periodically consolidate this Amendment and all previous amendments into the MOA for administrative purposes.

EXECUTED as of the Effective Date by the duly authorized representatives of the Parties.

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.

By: /s/ Ihssane Mounir	By: /s/ Irene Esteves
Name: Ihssane Mounir	Name: Irene Esteves
Title: Senior Vice President	Title: Senior Vice President and CFO
Date: 6/20/2024	Date: 6/20/2024

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